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EXHIBIT 99.1

                              William D. Lindberg
                             13011 Moulton Pky A-10
                             Laguna Hills, CA 92653
                             TELEPHONE 949-380-4033
                                FAX 949-380-1781
                           E.MAIL CATALINA61@JUNO.COM

February 6, 2006

Mr. Edward A. Hoffman
Accesspoint, Inc.
3030 S. Valley View Blvd, Suite 190
Las Vegas, Nevada 89102

Dear Mr. Hoffman,

         Re:      Resignation from Board of Directors

I hereby tender my resignation from the Board of Directors of Accesspoint, Inc.

Very truly yours,

/s/ William D. Lindberg


William D. Lindberg